UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 24, 1999

                              TECH-SYM CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           NEVADA
(STATE OR OTHER JURISDICTION          1-4371                74-1509818
     OF INCORPORATION OR         (COMMISSION FILE        (I.R.S. EMPLOYER
        ORGANIZATION)                NUMBER)            IDENTIFICATION NO.)

                        10500 WESTOFFICE DRIVE, SUITE 200
                            HOUSTON, TEXAS 77042-5391
                              (ADDRESS OF PRINCIPAL
                               EXECUTIVE OFFICES)
                                  AND ZIP CODE)

                                (713) 785-7790
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)
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ITEM 5.  OTHER EVENTS

      The information set forth in the press release of the registrant dated March 24, 1999, which is filed as an exhibit hereto, is incorporated hereby reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (C)     EXHIBITS

      Exhibit 99(a) -- Press release issued by the registrant dated
                       March 24, 1999.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TECH-SYM CORPORATION


Date:    March 24, 1999

                                    By:   /s/ RAY F. THOMPSON
                                          Ray F. Thompson
                                          VICE PRESIDENT AND CHIEF FINANCIAL
                                           OFFICER

                                  EXHIBIT INDEX

      EXHIBIT NO.

      Exhibit           99(a) -- Press release issued by the registrant dated
                                 March 24, 1999.